SYNTHESIS ENERGY SYSTEMS

Timothy E. Vail
President & CEO

Roth Capital Partners 20th Annual OC
Growth Stock Conference
Dana Point, CA
February 21, 2008







Cleanly Unlocking the Value of Coal

Forward Looking Statements

This presentation includes "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). All statements, other than statements of historical facts, included in this presentation that address activities, events or developments that Synthesis Energy Systems, a Delaware corporation ("Synthesis" or the "Company"), expects or anticipates will or may occur in the future, including such things as future capital expenditures (including the amount and nature thereof), business strategy and measures to implement strategy, competitive strength, goals, expansions and growth of the Company's business and operations, plans, references to future success, reference to intentions as to future matters and other such matters are forward-looking statements. These statements are based on certain assumptions and analyses made by the Company in light of its experience and its perception of historical trends, current conditions and expected future developments as well as other factors it believes are appropriate in the circumstances. Forward-looking statements are subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected. Among those risks, trends and uncertainties are our early stage of development, our estimate of the sufficiency of existing capital sources, our ability to raise additional capital to fund cash requirements for future operations, the limited history and viability of our technology, our results of operations in foreign countries, our ability to diversify, and our ability to maintain production from our first plant in the Hai Hua project. Although we believe that in making such forward-looking statements our expectations are based upon reasonable assumptions, such statements may be influenced by factors that could cause actual outcomes and results to be materially different from those projected. We cannot assure you that the assumptions upon which these statements are based will prove to have been correct. We have no intention, and disclaim any obligation, to update or revise any forward-looking statements, whether as a result of new information, future results or otherwise.

SES – A Global Industrial Gasification Company

SES SYNTHESIS ENERGY SYSTEMS

Our business is to build, own and operate gasification plants in China, the U.S. and ultimately worldwide:



Hai Hua Project

Designed for 28,000 scm/hr of syngas

- Exclusive global rights to proven and advantageous U-GAS® technology
- Demonstrated ability to implement unique technology with first project complete and producing initial syngas
- Second project under construction and other projects in development
- Strategic alliances formed with major industry players


SES
NASDAQ

SYMX
NASDAQ®
LISTED

Overview of the Gasification Process

SES
SYNTHESIS ENERGY SYSTEMS

Gasification is a proven process that converts solid hydrocarbon fuels into synthetic gas ("syngas"), which can be used to produce valuable chemical and motor fuel products.


Produces useful chemical byproducts (O_2, N_2 and steam)
Coal
Biomass
Gasifier
Limits production of harmful emissions (CO_2, SO_x, NO_x and particulates)
Syngas
(CO, Hydrogen)
Transportation Fuels
Methanol, DME, FT Diesel, Gasoline
Chemical Feedstocks
Ammonia, Methanol
Power Generation
Syngas, DME, SNG

Coal vs. Natural Gas: A Margin Opportunity

The increased spread between natural gas and coal prices provides a significant global opportunity for gasification.



12
9
6
3
0
$/MMBtu
Price History
1998 - 2007
Price Spread
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
Natural Gas
Appalachian Coal

Source: U.S. Department of Energy and Energy Information Administration (EIA)

Why Coal: Feedstock Costs Drive Economics

SES
SYNTHESIS ENERGY SYSTEMS

Feedstock Costs



Natural Gas
$6-$9/MMBtu

OR



Coal
$0.50-$2/MMBtu



Methanol Plant

Product Revenue

Methanol
$300-$800/ton

A key component in plastics, silicon, paint, etc.

Why Coal: Feedstock Costs Drive Economics

Substituting low cost coal for natural gas would save $0.8 billion in feedstock costs over the 20-year plant life

Feedstock Costs



Natural Gas
$0.9 Billion

Cost Differential = $0.8 Bn

OR



Coal
$0.1 Billion



Methanol Plant

Product Revenue

Methanol
$1.3 Billion

A key component in plastics, silicon, paint, etc.

Assumptions:

20-year project life (nominal dollars)
Plant Capacity: 225,000 tons/year
Natural Gas Price: $6/MMBtu
Feedstock: 33 MMBtu/ton
Methanol Price: $300/ton
Coal Price: $0.50/MMBtu

Note: Capital cost for methanol capacity between $100 – 500M depending upon feedstock and geography

SES Has a 30-Year Exclusive Global License to U-GAS®

SES SYNTHESIS ENERGY SYSTEMS

U-GAS® was developed by the Gas Technology Institute ("GTI")

GE, Shell, Siemens, ConocoPhillips

Entrained Flow


Gas
Ash
Coal
Coal
Steam
+ O_2
Steam
+ O_2
Slag
Slag

U-GAS® Fluidized Bed


Gas
Coal
Steam
O_2
Ash

Lurgi

Moving or Fixed Bed


Coal
Gas
Steam
+ O_2
Ash

U-GAS® ADVANTAGES

Fuel Type	Unique ability to efficiently gasify a wide range of globally abundant fuels, including low-rank and waste coals
Operational Costs	Lower temperature process reduces maintenance costs and downtime
Scalability	Lower capital cost for units of comparable industrial size (100 – 400 MW)

Variety of Feedstocks Successfully Gasified in U-GAS®

SES
SYNTHESIS ENERGY SYSTEMS

Bituminous Coals

- Western Kentucky No. 9, washed & ROM
- Western Kentucky No. 9 and 11, Camp
- Illinois No. 6, Peabody No. 10 and Crown III
- Pittsburgh No. 8, Champion and Ireland
- Australian, Bayswater No. 2, Sydney Basin
- Polish, Silesia
- French, Merlebach - ROM
- Utah - ROM
- Columbian
- Chinese, Shen Fu
- Indian, North Karanpura, washed and ROM

Low Rank Coals

- Montana Rosebud, Colstrip
- Wyoming, Big Horn
- North Dakota, Freedom
- Saskatchewan Lignite, Shand

Coke Char, Peat, Wastes

- Metallurgical Coke, U.S., China, Poland
- Western Kentucky No. 9 coal char
- Illinois No. 6 coal char
- Finnish Peat, Viidansuo and Savaloneva
- Automobile Shredder Residue

Biomass

- Finnish waste wood and pulp mill waste
- Danish Willow
- Danish Straw
- Pelletized alfalfa stems
- Pelletized waste wood

Scale-up History of U-GAS® Technology



Golden
Concord
Hai Hua
GTI Test and
Development Units
1000
100
10
Feedstock Capacity (tons/day)
1970
1975
1980
1985
1990
1995
2000
2005
2010

More Than $200 million Invested in U-GAS®



Feedstock Capacity (tons/day)
1000
100
10
Cumulative Investment ($ Millions)
250
200
150
100
50
1970
1975
1980
1985
1990
1995
2000
2005
2010
GTI Test and Development Units
Golden Concord
Hai Hua

Our Strategy: Build, Own and Operate U-GAS® Facilities

SES
SYNTHESIS ENERGY SYSTEMS

Close Proximity to Fuel Source

Well-Capitalized Strategic Partners



Leverage Unique "China" Capabilities

Develop Expandable Plant Sites

China: A Tremendous Growth Opportunity

- Rapidly growing demand for domestically produced energy and chemical feedstocks
- Increasing use of methanol blending in high-demand transportation fuels
- Political and regulatory commitment to clean coal technologies
- "China" Advantage – faster and less costly project development
- Availability of bank financing to support projects


Operating Facility
Beijing
Shanghai
Designated coal-to-chemicals provinces
SES Offices
Announced SES Projects

Hai Hua Joint Venture

HAI HUA PROJECT

Location	Zaozhuang City, China
Capacity	300 tons/day of coal [25 MW (equivalent)]
Product	Syngas
Design Output	28,000 scm/hr
Build Cost	$29 million
Financing Source	Industrial and Commercial Bank of China (ICBC)
Term Loan	$12 million
Groundbreaking	December 2006
Completion	September 2007
Start-Up	January 2008
Partner	Shandong Hai Hua Coal & Chemical Company Ltd.
Structure	95% SES / 5% Hai Hua Joint Venture



Hai Hua: One-Year Construction Cycle

March '06	Feb '07	May '07	Sept '07	Jan '08
 JV Agreement Signed	 Civil Engineering Complete	 Major Equipment Installed	 Construction Complete	 First Syngas Produced

Golden Concord Joint Venture

GOLDEN CONCORD PROJECT

Location	Inner Mongolia, China
Capacity	1,200 tons/day of coal [100 MW (equivalent)]
Product	Methanol/DME
Design Output	225,000 tons/year of methanol or 150,000 tons/year of DME
Expected Cost	$100 million
Financing	Under Negotiation
Groundbreaking	June 2007
Expected Completion	1Q 2009
Expected Start-Up	2Q 2009
Partner	Golden Concord Holdings Ltd.
Structure	51% SES / 49% Golden Concord Joint Venture



Yima Joint Venture

SES SYNTHESIS ENERGY SYSTEMS

YIMA PROJECT

Location	Henan Province, China
Capacity	4,000 tons/day of coal [400 MW (equivalent)]
Product	Methanol/DME
Design Output	1,000,000 tons/year of methanol or 660,000 tons/year of DME
Expected Cost	$300 million
Financing	Under Negotiation
Expected Groundbreaking	1H 2008
Expected Completion	1Q 2010
Expected Start-Up	2Q 2010
Partner	YIMA Coal Industry Group Co. Ltd.
Structure	Under Negotiation



SES and AEI Will Jointly Develop U-GAS® Plants Worldwide

Develops, owns and operates essential energy infrastructure for the world's emerging markets



Natural Gas Distribution
Power Generation
Retail Fuel
Natural Gas Trans. & Srvs.
Power Distribution

- Augments our developer network
- Expands our project portfolio
- Broadens our geographic reach

SES and CONSOL Energy Are Investigating U-GAS® in N. Appalachia

SYNTHESIS ENERGY SYSTEMS

CONSOL ENERGY (NYSE: CNX)


Production of
70 million tons
of coal per year

Coal Sold
50 million tons/year



Waste Coal
20 million tons/year

SYNTHESIS ENERGY SYSTEMS



Can be converted to 1.6 million tons of methanol ($800 million revenue per year)

Target plant operations in fourth quarter of 2010

Financial Summary

SES SYNTHESIS ENERGY SYSTEMS

NASDAQ: SYMX

Date of Listing	November 1, 2007
Shares Outstanding (Fully Diluted)	41 million shares
52-Week Range	$5.00 - $15.92
Average Daily Volume (3-month)	35,000 shares

Equity Offerings

November 2007	$54 million at $9.00 per share
July 2006	$16 million at $5.25 per share
May 2005	$5 million at $2.50 per share

REAL PROJECTS / DEMONSTRATED EXECUTION

SYNTHESIS ENERGY SYSTEMS

For time-lapsed video of Hai Hua, visit:

www.synthesisenergy.com/haihua

Cleanly Unlocking the Value of Coal

